SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT.


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): February 21, 1996
    --------------------------------------------------------------------
                                                     (February 21, 1996)


                         Ames Department Stores, Inc.
            --------------------------------------------------
            (Exact Name of Registrant As Specified In Charter)


                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)



              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)



                               (860) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
      --------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)




                       Exhibit Index on Page 3
                   Page 1 of 7 (Including Exhibits)



Item 5:   OTHER EVENTS

          Beginning on February 21, 1996, Ames Department Stores, Inc.
          (the "Company") will distribute to its banks and other lenders, principal trade vendors and factors, summaries of its financial plan (referred to herein as the "Plan") for the fiscal year ending January 25, 1997 ("Fiscal 1996"). The Plan is attached hereto as Exhibit 20 and is incorporated by reference herein.

          The Company is distributing the Plan to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The Plan should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K to be filed in April, 1996 for the fiscal year ended January 27, 1996 ("Fiscal 1995"). The Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly reporting the Plan and currently expects to continue reporting its monthly results during Fiscal 1996, the Company does not believe it is obligated to provide such information indefinitely, other than as required
	         by applicable regulations, and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update the Plan to reflect subsequent events or developments.

          The Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections.
          While presented with numerical specificity, the Plan is based upon a variety of assumptions that may not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Consequently, the Plan should not be regarded as a representation or warranty by the Company, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Plan.

Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit: 20    Fiscal 1996 Summary Financial Plan

                         INDEX TO EXHIBITS




     Exhibit No.               Exhibit                          Page No.
     -----------               -------                          --------


         20          Fiscal 1996 Summary Financial Plan            5

                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AMES DEPARTMENT STORES, INC.
                              -------------------------------------
                                         Registrant




Dated:  February 20, 1996          By:  /s/ Joseph R. Ettore
                                      -----------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer


Dated:  February 20, 1996          By:  /s/ John F. Burtelow
                                      -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer


Dated:  February 20, 1996          By:  /s/ William C. Najdecki
                                      ------------------------------
                                        William C. Najdecki
                                        Senior Vice President,
                                        Finance